Templeton Foreign Fund


[PHOTO OF MARK HOLOWESKO, CHIEF INVESTMENT OFFICER OF GLOBAL EQUITY RESEARCH]


MARK HOLOWESKO
Chief Investment Officer
of Global Equity Research


Mark G. Holowesko is the president and portfolio manager of Templeton Foreign Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a former director of the International Society of Financial Analysts.




Your Fund's Objective:


The Templeton Foreign Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.



April 15, 1997


Dear Shareholder:


We are pleased to bring you this semi-annual report of the Templeton Foreign Fund, which covers the six months ended February 28, 1997. General economic conditions were favorable for most stock markets worldwide, and this period proved to be a rewarding one for the Fund. Its Class I shares provided a six-month cumulative total return of 11.27%, as discussed in the

Performance Summary on page 6, significantly outperforming the unmanaged Morgan Stanley Capital International(R) Europe, Australia, Far East (MSCI EAFE) Index, which posted a total return of 2.44% for the same period.(1)

Many factors were responsible for the Fund's success. During the six months under review, moderate economic growth, subdued inflation, and increased liquidity contributed to rising equity prices. And despite a limited ability to raise product prices, many companies were able to lower operating costs and reduce their debt burdens, which led to surprisingly strong corporate profits. The Fund's performance was also impacted by its large weightings in Europe and emerging markets, and low exposure to a weak Japanese market.

Most European companies performed well during the final months of 1996. Solid restructuring efforts by corporate management generated stronger-than-expected profits and contributed to rising levels of free cash flow for many corporations. Although European companies continued to restructure in an attempt to reduce costs to improve competitiveness, many of them led their global competitors. Because we believed numerous securities in the region to be undervalued, Europe was the Fund's largest exposure throughout the reporting period. Some of the firms included in the Fund's portfolio on February 28, 1997, were Nokia AB, a leading manufacturer in the cellular telecommunications industry; Sandvik AB, a major supplier of specialty steel and drill bits; Bayerische Motorenwerke (BMW), a



1. The MSCI EAFE Index includes approximately 1,000 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand, and Japan. The index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and the index is not representative of the Fund's portfolio. Total return includes reinvested dividends.


Templeton Foreign Fund -- Class I

Total Return Index Comparison
Six-Month Performance (8/31/96-2/28/97)(1,2)

[BAR GRAPH]

Templeton Foreign Fund        11.27%
MSCI EAFE Index                2.44%

1. Fund performance does not include the initial sales charge and represents the change in value of an investment during the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

premier auto manufacturer; and British Telecommunications PLC, which announced a joint venture during the period with the U.S. firm, MCI Communications Corp.

Not all of the Fund's European investments were successful. In general, our French holdings performed poorly, particularly Peugeot SA and Regie Nationale des Usines Renault SA. The share price of European Vinyls Corp. EVC International NV (Netherlands) also declined. We continue to monitor these companies' investment appeal, and believe that they have the potential to provide the Fund with attractive returns in the future.

Although some emerging markets posted disappointing returns during the reporting period, most of the markets to which the Fund was exposed performed well. Of particular note were Brazil and Hong Kong. Hong Kong securities experienced strong price gains, despite concerns about the colony's reversion to Chinese control on June 30, 1997. The real estate sector is extremely important in Hong Kong, providing a large part of total corporate profits, and many investors believed that real estate prices and rental income would drop, hurting overall corporate profits. However, prices were stronger than expected, boosting profits and stock prices.

Our low exposure to the Japanese market helped the Fund's performance. Despite Japan's attempt to absorb the massive speculative excess in its real estate sector and equity market of more than five years ago, the Nikkei 225 Index fell 16.51%.(2) Although we actively investigate and analyze Japanese corporations, we do not anticipate

2. Source: Bloomberg. Price depreciation is measured in U.S. dollars, and includes reinvested dividends.


Templeton Foreign Fund

Geographic Distribution on 2/28/97
Based on Total Net Assets

[PIE CHART]

European Stocks                                       41.8%
Asian Stocks                                          11.1%
Latin American Stocks                                  7.4%
Australian & New Zealand Stocks                        5.0%
Other Stocks                                           2.6%
Fixed-Income Securities                                4.3%
Short-Term Obligations & Other Net Assets             27.8%

   Templeton Foreign Fund

   Top 10 Equity Holdings on 2/28/97
   Based on Total Net Assets

                                                    % of Total
   Name, Industry, Country                          Net Assets
British Telecommunications PLC
Telecommunications, United Kingdom                    1.4%

Philips Electronics NV
Electrical & Electronics, Netherlands                 1.3%

HSBC Holdings PLC
Banking, Hong Kong                                    1.3%

Telebras-Telecomunicacoes Brasileiras SA, pfd
Telecommunications, Brazil                            1.3%

Telefonica de Espana SA
Telecommunications, Spain                             1.3%

Telmex-Telefonos de Mexico SA, L
Telecommunications, Mexico                            1.1%

National Australia Bank Ltd.
Banking, Australia                                    1.1%

Volkswagen AG
Automobiles, Germany                                  1.0%

Societe Elf Aquitaine SA
Energy Sources, France                                1.0%

Volvo AB, B
Automobiles, Sweden                                   1.0%




For a complete list of portfolio holdings, please see page 15 of this report.


increasing our position there unless stock valuations fall substantially.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks associated with global investing related to market, currency, economic, social, political, and other factors. Developing markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Although short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 857% in the last 15 years, but has suffered five declines of more than 20% during that time.(3)

(3). Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1996.

   Templeton Foreign Fund

   Top 10 Countries Represented in the Fund on 2/28/97
   Based on Total Net Assets

                                          % of Total
   Country                                Net Assets
   United Kingdom                            8.8%

   Hong Kong                                 6.1%

   France                                    5.9%

   Sweden                                    5.8%

   Spain                                     4.9%

   Australia                                 3.7%

   Netherlands                               3.7%

   Finland                                   3.1%

   Mexico                                    2.7%

   Norway                                    2.3%

These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued investment in the Fund and would like to reaffirm our dedication and commitment to searching the world for the best possible securities for the Fund's portfolio.

Sincerely,




/s/ Mark Holowesko
----------------------
Mark Holowesko, CFA
President
Templeton Foreign Fund


Celebrating 50 Years

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY
CLASS I


The Templeton Foreign Fund - Class I provided a cumulative total return of 11.27% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the Fund and encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the Fund delivered a cumulative total return of more than 273% for the 10-year period ended February 28, 1997.

The price of the Fund's shares, as measured by net asset value, increased 64 cents ($0.64), from $9.97 on August 31, 1996, to $10.61 on February 28, 1997.
During this time, shareholders received distributions of 27.5 cents ($0.275) per share in dividend income and 17.5 cents ($0.175) per share in capital gains, of which 3 cents ($0.03) represented short-term gains and 14.5 cents ($0.145) represented long-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON FOREIGN FUND
CLASS I

Periods Ended 2/28/97

                                                                               Since
                                                                               Inception
                          One-Year         Five-Year          Ten-Year         (10/5/82)
Cumulative
Total Return(1)             16.04%            79.41%           273.34%           866.26%

Average Annual
Total Return(2)              9.40%            11.08%            13.40%            16.58%

Value of $10,000
Investment(3)             $10,940           $16,911           $35,167           $91,049

                            2/28/93          2/28/94           2/28/95           2/29/96           2/28/97
One-Year Total
Return(1)                    1.26%            35.16%           -2.74%             16.15%            16.04%

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the current maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include the maximum 5.75% initial sales charge.

4. One year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge. All calculations assume reinvestment of dividends and capital gains distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total return to purchasers of shares during that period would have been somewhat lower than noted above. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Investment return and principal value will fluctuate with market conditions, currencies and the political and economic climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II


The Templeton Foreign Fund - Class II provided a cumulative total return of 10.95% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

The price of the Fund's shares, as measured by net asset value, increased 65 cents ($0.65), from $9.87 on August 31, 1996, to $10.52 on February 28, 1997.
During this time, shareholders received distributions of 22.61 cents ($0.2261) per share in income dividends and 17.5 cents ($0.175) per share in capital gains, of which 3 cents ($0.03) represented short-term gains and 14.5 cents ($0.145) represented long-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON FOREIGN FUND
CLASS II

Periods Ended 2/28/97

                                                Since
                                                Inception
                               One-Year         (5/1/95)
Cumulative
Total Return(1)                  15.15%            27.65%

Aggregate
Total Return(2)                  12.96%            13.65%

Value of
$10,000 Investment(3)          $11,296           $12,641

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include sales charges.

2. Average annual total return measures the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the political and economic climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You many have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
ADVISOR CLASS


The Templeton Foreign Fund - Advisor Class produced an aggregate total return of 3.51% for the two-month period from inception on January 1, 1997 through February 28, 1997. The price of the Fund's shares, as measured by net asset value, increased 36 cents ($0.36), from $10.26 on January 2, 1997 (first day of commencement of sales), to $10.62 on February 28, 1997. Of course, past performance is not predictive of future results.

--------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND
ADVISOR CLASS

Periods Ended 2/28/97

                                        Since
                                        Inception
                                        (1/1/97)
Aggregate Total Return*                   3.51%

*Aggregate total return represents the change in value of an investment over the period indicated. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

TEMPLETON FOREIGN FUND
CLASS I


If you had invested $10,000 in the Templeton Foreign Fund - Class I at inception, it would be worth more than $91,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), with income dividends and capital gains distributions reinvested through February 28, 1997.*




Templeton Foreign Fund - Class I*
Growth of $10,000 Investment from Inception (10/5/82 - 2/28/97)


Date    Initial Investment      Income  Initial + Dividends     Cap Gains       Initial + Cap Gains     Total Value
10/5/82          $9,423              0           $9,423               0                  $9,423             $9,423
12/31/82         $9,823              0           $9,823               0                  $9,823             $9,823
12/30/83        $13,168           $193          $13,361             $48                 $13,217            $13,410
12/31/84        $12,603           $491          $13,094            $156                 $12,759            $13,250
12/31/85        $15,489         $1,077          $16,566            $246                 $15,735            $16,812
12/31/86        $18,151         $1,752          $19,903          $1,745                 $19,896            $21,648
12/31/87        $20,436         $2,816          $23,252          $3,754                 $24,190            $27,006
12/30/88        $22,709         $4,156          $26,865          $6,081                 $28,790            $32,946
12/29/89        $27,468         $6,387          $33,854          $9,152                 $36,619            $43,006
12/31/90        $24,700         $7,170          $31,870          $9,842                 $34,541            $41,712
12/31/91        $26,949         $9,249          $36,198         $13,127                 $40,077            $49,325
12/31/92        $25,088         $9,876          $34,964         $14,408                 $39,496            $49,372
12/31/93        $33,333        $14,060          $47,393         $20,156                 $53,489            $67,549
12/30/94        $31,166        $14,231          $45,397         $22,386                 $53,552            $67,783
12/29/95        $32,438        $16,772          $49,211         $26,133                 $58,571            $75,343
12/31/96        $36,608        $21,301          $57,909         $30,994                 $67,602            $88,903
 2/28/97        $37,491        $21,815          $59,306         $31,742                 $69,233            $91,049


*The amount of capital gains distributions accepted in shares was $31,742. The total amount of dividends reinvested was $21,815. The performance information shown represents past performance and is not predictive of future results. For standardized performance figures, please refer to the Performance Summary on page 6. The Fund offers other classes of shares, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details regarding share classes.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

By Professor Robert Herrmann

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON FOREIGN FUND
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--CLASS I+
(For a share outstanding throughout the period)

                                             SIX MONTHS
                                                ENDED                               YEAR ENDED AUGUST 31
                                          FEBRUARY 28, 1997   --------------------------------------------------------------
                                             (UNAUDITED)         1996         1995         1994         1993         1992
                                          -----------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period         $      9.97      $     9.62   $    10.01   $     8.74   $     7.92   $     7.91
                                              ----------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                             .08             .27          .23          .14          .14          .20
   Net realized and unrealized gain                 1.01             .69          .05         1.39         1.21          .43
                                              ----------      ----------   ----------   ----------   ----------   ----------
Total from investment operations                    1.09            0.96          .28         1.53         1.35          .63
                                              ----------      ----------   ----------   ----------   ----------   ----------
Distributions:
   Dividends from net investment income             (.28)           (.25)        (.16)        (.13)        (.19)        (.23)
   Distributions from net realized gains            (.17)           (.36)        (.51)        (.13)        (.34)        (.39)
                                              ----------      ----------   ----------   ----------   ----------   ----------
Total distributions                                 (.45)           (.61)        (.67)        (.26)        (.53)        (.62)
                                              ----------      ----------   ----------   ----------   ----------   ----------
Change in net asset value                            .64             .35         (.39)        1.27          .82          .01
                                              ----------      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period               $     10.61      $     9.97   $     9.62   $    10.01   $     8.74   $     7.92
                                              ==========      ==========   ==========   ==========   ==========   ==========

TOTAL RETURN*                                     11.27%          10.68%        3.14%       17.94%       18.65%        8.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)              $12,045,408      $9,602,209   $6,941,238   $5,014,438   $2,667,771   $1,672,161
Ratio of expenses to average net assets            1.09%**         1.12%        1.15%        1.14%        1.12%         .94%
Ratio of net investment income to average
  net assets                                       1.81%**         3.09%        2.81%        1.84%        2.11%        2.92%
Portfolio turnover rate                           23.80%          15.91%       21.78%       36.75%       21.29%       22.00%
Average commission rate paid (per share)     $     .0058      $    .0075

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED
 + PER SHARE AMOUNTS FOR YEARS ENDED PRIOR TO AUGUST 31, 1994 HAVE BEEN RESTATED
   TO REFLECT A 3-FOR-1 STOCK SPLIT EFFECTIVE FEBRUARY 25, 1994.

TEMPLETON FOREIGN FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--CLASS II
(For a share outstanding throughout the period)

                                                                  SIX MONTHS                           FOR THE PERIOD
                                                                     ENDED                              MAY 1, 1995+
                                                               FEBRUARY 28, 1997      YEAR ENDED           THROUGH
                                                                  (UNAUDITED)       AUGUST 31, 1996    AUGUST 31, 1995
                                                               -----------------    ---------------    ---------------
Net asset value, beginning of period                                $   9.87            $   9.59           $  9.16
                                                                    --------            --------           -------
Income from investment operations:
   Net investment income                                                 .07                 .30               .03
   Net realized and unrealized gain                                      .98                 .58               .40
                                                                    --------            --------           -------
Total from investment operations                                        1.05                 .88               .43
                                                                    --------            --------           -------
Distributions:
   Dividends from net investment income                                 (.23)               (.24)               --
   Distributions from net realized gains                                (.17)               (.36)               --
                                                                    --------            --------           -------
Total distributions                                                     (.40)               (.60)               --
                                                                    --------            --------           -------
Change in net asset value                                                .65                 .28               .43
                                                                    --------            --------           -------
Net asset value, end of period                                      $  10.52            $   9.87           $  9.59
                                                                    ========            ========           =======

TOTAL RETURN*                                                         10.95%               9.78%             4.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $871,955            $527,443           $63,428
Ratio of expenses to average net assets                                1.85%**             1.87%             1.90%**
Ratio of net investment income to average net assets                   1.03%**             2.63%             1.86%**
Portfolio turnover rate                                               23.80%              15.91%            21.78%
Average commission rate paid (per share)                            $  .0058            $  .0075

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN A YEAR.
** ANNUALIZED
 + COMMENCEMENT OF OFFERING OF SALES.

TEMPLETON FOREIGN FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE--ADVISOR CLASS
(For a share outstanding throughout the period)

                                                                                                     FOR THE PERIOD
                                                                                                    JANUARY 2, 1997+
                                                                                                         THROUGH
                                                                                                    FEBRUARY 28, 1997
                                                                                                       (UNAUDITED)
                                                                                                    -----------------
Net asset value, beginning of period                                                                     $ 10.26
                                                                                                         -------
Income from investment operations:
   Net investment income                                                                                     .01
   Net realized and unrealized gain                                                                          .35
                                                                                                         -------
Total from investment operations                                                                             .36
                                                                                                         -------
Change in net asset value                                                                                    .36
                                                                                                         -------
Net asset value, end of period                                                                           $ 10.62
                                                                                                         =======

TOTAL RETURN*                                                                                              3.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                                          $ 9,663
Ratio of expenses to average net assets                                                                     .84%**
Ratio of net investment income to average net assets                                                       1.43%**
Portfolio turnover rate                                                                                   23.80%
Average commission rate paid (per share)                                                                 $ .0058

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN A YEAR.
** ANNUALIZED
 + COMMENCEMENT OF OFFERING OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                               COUNTRY           SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 65.7%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY TECHNOLOGY: 0.0%
                         Hong Kong Aircraft Engineering Co. Ltd.               H.K.             310,600   $       984,701
-------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 1.4%
                         Chofu Seisaku Co. Ltd.                                Jpn.             452,100         7,907,908
                         Electrolux AB, B                                      Swe.             900,000        56,314,164
                         Email Ltd.                                            Aus.           8,035,676        25,403,677
                         Fisher & Paykel Ltd.                                  N.Z.           4,476,971        17,181,902
                        *Luks Industrial Co. Ltd.                              H.K.          25,880,000         3,208,389
                         Sony Corp.                                            Jpn.           1,003,800        72,478,637
                                                                                                          ---------------
                                                                                                              182,494,677
-------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 3.1%
                         Bayerische Motorenwerke (BMW)                         Ger.              93,377        62,842,443
                         Fiat SPA, di Risp                                     Itl.           4,639,400         7,915,408
                         Peugeot SA                                             Fr.             508,100        56,207,726
                         Regie Nationale des Usines Renault SA                  Fr.           1,846,651        47,633,544
                        *Tofas Turk Otomobil Fabrikasi AS, GDR                 Tur.          33,950,000        10,694,250
                         Volkswagen AG                                         Ger.             177,000        86,167,393
                         Volvo AB, B                                           Swe.           5,141,000       128,945,961
                                                                                                          ---------------
                                                                                                              400,406,725
-------------------------------------------------------------------------------------------------------------------------
BANKING: 6.9%
                         Argentaria Corporacion Bancaria de Espana SA           Sp.           1,790,914        71,714,021
                         Australia & New Zealand Banking Group Ltd.            Aus.           8,008,054        50,010,683
                         Banco Popular Espanol SA                               Sp.             280,154        50,912,217
                         Banco Santander SA                                     Sp.             400,000        27,067,564
                         Bank Slaski SA W Katowicach                           Pol.             462,881        53,268,202
                         Banque Nationale de Paris                              Fr.             858,082        38,948,937
                         Cho Hung Bank                                         Kor.             666,528         3,769,490
                         Daegu Bank Co. Ltd.                                   Kor.             169,963         1,729,217
                         Den Norske Bank                                       Nor.          12,702,700        56,679,805
                        *Grupo Financiero Banamex Accival SA, B                Mex.           3,267,500         7,622,804
                         HSBC Holdings PLC                                     H.K.           6,850,712       167,204,898
                         Kookmin Bank                                          Kor.              15,771           267,112
                         National Australia Bank Ltd.                          Aus.          10,843,988       136,621,682
                         National Bank of Canada                               Can.           2,784,000        32,179,085
                         National Westminster Bank PLC                         U.K.           9,257,470       114,367,005
                         Shinhan Bank Co. Ltd.                                 Kor.             767,527        11,554,546
                         Svenska Handelsbanken, A                              Swe.           1,250,000        35,021,246
                         Thai Farmers Bank Public Co. Ltd., fgn.               Thb.             325,000         1,920,255

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                               COUNTRY         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
BANKING (cont.)
                         Union Bank of Norway, Primary Capital Cert.           Nor.             939,250   $    29,057,322
                         Westpac Banking Corp.                                 Aus.           1,239,475         7,028,140
                                                                                                          ---------------
                                                                                                              896,944,231
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO: 0.0%
                        *Buenos Aires Embotelladora SA, ADR                    Arg.           1,200,000         3,450,000
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 1.0%
                         Marieberg Tidnings AB, A                              Swe.             506,000        14,041,585
                         News Corp. Ltd.                                       Aus.          18,142,478        82,016,142
                        *Sing Tao Holdings Ltd.                                H.K.          16,702,500         7,279,587
                         South China Morning Post (Holdings) Ltd.              H.K.          33,797,000        30,551,158
                         Wace Group PLC                                        U.K.           1,035,500         1,458,878
                                                                                                          ---------------
                                                                                                              135,347,350
-------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 0.6%
                         Cristaleria Espanola SA                                Sp.             199,194        16,550,285
                        *Hepworth PLC                                          U.K.           2,072,000         8,757,496
                         Keumkang Co. Ltd.                                     Kor.             226,530        10,225,313
                         Pioneer International Ltd.                            Aus.           8,187,028        24,355,935
                         Siam City Cement, fgn.                               Thai.             795,600         4,362,819
                         Uralita SA                                             Sp.           1,000,000         7,848,198
                                                                                                          ---------------
                                                                                                               72,100,046
-------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 0.5%
                         Kardex AG, br.                                       Swtz.              15,000         4,217,828
                         Lex Service PLC                                       U.K.           5,200,000        29,516,100
                        *Waste Management International PLC                    U.K.           6,500,000        25,037,868
                                                                                                          ---------------
                                                                                                               58,771,796
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 2.8%
                         Akzo Nobel NV                                        Neth.             734,413       105,833,793
                         Courtaulds PLC                                        U.K.           8,500,000        50,601,007
                         DSM NV                                               Neth.             895,000        89,599,031
                         European Vinyls Corp. EVC International NV           Neth.             553,517        15,603,119
                         Fauji Fertilizer Co. Ltd.                             Pkr.           4,309,000         8,493,310
                         Kemira OY, 144A                                       Fin.           2,559,000        29,007,547
                         Rhone-Poulenc SA, A                                    Fr.           1,518,400        53,323,968
                         Shanghai Pechemical Co. Ltd., H                       Chn.          55,247,000        15,695,779
                                                                                                          ---------------
                                                                                                              368,157,554
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 0.6%
                         Dragados y Construcciones SA                           Sp.           1,117,000        16,909,484
                         Fletcher Challenge Building Ltd.                      N.Z.           5,754,650        17,301,583
                         Hollandsche Beton Groep NV                           Neth.             146,415        32,231,512

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                                COUNTRY         SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING (cont.)
                         Kyudenko Corp.                                        Jpn.             700,000   $     5,338,639
                        *Raine PLC                                             U.K.           5,222,700         1,509,893
                                                                                                          ---------------
                                                                                                               73,291,111
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 3.7%
                         Alcatel Alsthom SA                                     Fr.           1,007,086       103,449,572
                         Asea AB, A                                            Swe.             838,161        94,490,130
                         G.P. Batteries International Ltd.                    Sing.           2,532,698         7,547,440
                         Gold Peak Industries (Holdings) Ltd.                  H.K.          14,873,000         9,699,323
                         Great Wall Electronic International Ltd.              H.K.          34,540,800         4,237,478
                         Hitachi Ltd.                                          Jpn.          10,565,600        91,090,309
                         Philips Electronics NV                               Neth.           3,710,890       167,565,874
                                                                                                          ---------------
                                                                                                              478,080,126
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 0.2%
                         BICC                                                  U.K.           6,719,204        30,369,222
-------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES: 0.3%
                         Koninklijke Pakhoed NV                               Neth.           1,302,048        40,819,778
-------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 5.0%
                         Fletcher Challenge Energy Ltd.                        N.Z.           5,444,150        13,992,045
                         MOL Magyar Olay -- Es Gazipari RT, GDS 144A           Hun.           1,325,000        23,419,375
                         Norsk Hydro AS                                        Nor.           1,491,842        74,887,211
                        *Rao Gazprom, ADR, 144A                               Russ.             249,000         4,320,150
                         Repsol SA                                              Sp.           3,111,000       118,280,721
                         Saga Petroleum AS, A                                  Nor.           1,828,740        30,871,581
                         Saga Petroleum AS, B                                  Nor.             826,380        12,721,291
                         Societe Elf Aquitane SA                                Fr.           1,386,000       132,637,401
                         Total SA, B                                            Fr.           1,124,760        89,763,550
                         Transportadora de Gas del Sur SA, ADR B               Arg.           1,948,100        24,594,763
                         YPF Sociedad Anonima                                  Arg.           1,475,000        39,473,618
                         YPF Sociedad Anonima, ADR                             Arg.           3,129,300        83,708,775
                                                                                                          ---------------
                                                                                                              648,670,481
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 0.8%
                         Axa-UAP SA                                             Fr.             852,114        56,752,738
                         Julius Baer Holdings AG                              Swtz.              20,380        22,314,171
                         London Pacific Group Ltd.                             U.K.             212,300           791,842
                         Peregrine Investments Holdings Ltd.                   H.K.          13,250,000        24,211,617
                                                                                                          ---------------
                                                                                                              104,070,368
-------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 2.8%
                         Albert Fisher Group PLC                               U.K.          28,700,255        20,100,509
                         Burns Philp & Co. Ltd.                                Aus.           8,473,843        13,164,069

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                               COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (cont.)
                         C.P. Pokphand Co. Ltd.                                H.K.          45,993,300   $    16,630,453
                         Cafe de Coral Holdings Ltd.                           H.K.          25,377,100         6,881,970
                         Chareon Pokphand Feedmill Public Co. Ltd., fgn.      Thai.             636,000         1,719,251
                         Embotelladora Andina SA, ADR                         Chil.           1,265,950        46,207,175
                         Goodman Fielder Ltd.                                  Aus.           9,573,100        11,599,972
                        *Grupo Embotellador de Mexico SA de CV, GDR            Mex.           1,683,500        16,835,000
                         Grupo Embotellador de Mexico SA, B                    Mex.             569,700           963,921
                         Hillsdown Holdings PLC                                U.K.          24,046,153        74,609,381
                        *Lam Soon Foods Inc.                                   H.K.           8,000,000           743,830
                         McBride PLC                                           U.K.           5,216,200        11,936,676
                         National Foods Ltd.                                   Aus.           8,626,000        10,050,333
                         Northern Foods PLC                                    U.K.           3,363,000        11,776,553
                         Panamerican Beverages Inc., A                         Mex.           1,467,700        82,741,588
                         Vitasoy International Holdings Ltd.                   H.K.          15,311,000         5,684,508
                         Vitro SA                                              Mex.           8,183,320        22,700,059
                         Vitro SA, ADR                                         Mex.           1,463,840        12,076,680
                                                                                                          ---------------
                                                                                                              366,421,928
-------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 6.1%
                         Aracruz Celulose SA, ADR                             Braz.           4,711,000        43,576,750
                        *Asia Pulp & Paper Co. Ltd., ADR                      Indo.           2,682,300        30,846,450
                         Assidomaen AB                                         Swe.           1,700,000        44,113,429
                         Carter Holt Harvey Ltd.                               N.Z.          17,888,800        40,523,426
                         Cartiere Burgo SPA                                    Itl.           5,771,750        26,396,062
                        *Empaques Ponderosa SA de CV, B                        Mex.           5,169,600         3,205,450
                        *Enso OY, A                                            Fin.             535,000         4,574,968
                        *Enso OY, R                                            Fin.           4,702,800        40,682,874
                         Fletcher Challenge Ltd. Forestry Division             Aus.             324,619           451,343
                         Fletcher Challenge Ltd. Forestry Division             N.Z.          16,107,235        22,986,106
                         Fletcher Challenge Paper Ltd.                         N.Z.          17,951,500        35,442,373
                        *Mayr-Melnhof Karton AG                               Aust.             400,000        20,482,587
                         Metsa Serla OY, B                                     Fin.           2,759,000        23,044,477
                         Mo Och Domsjoe AB, B                                  Swe.           2,600,800        82,582,153
                         Munksjo AB                                            Swe.           1,100,000         9,906,010
                         Norske Skogindustrier AS, A                           Nor.           1,119,000        34,451,765
                         Portucel Industrial Empresa Product de Celulose SA   Port.           1,600,000         9,577,166
                         PT Barito Pacific Timber, fgn.                       Indo.          18,872,000        17,120,584
                         PT Indah Kiat Pulp & Paper Corp., fgn.               Indo.          43,592,688        32,274,044
                        *PT Indah Kiat Pulp & Paper Corp., wts.               Indo.           4,187,726         1,537,101
                         PT Inti Indorayon Utama, fgn.                        Indo.          20,000,000        13,972,888
                         PT Pabrik Kertas Tjiwi Kimia, fgn.                   Indo.          19,660,766        22,141,426
                         Sappi Ltd.                                           S.AF.           3,000,000        24,439,237
                         Stora Kopparbergs Bergslags AB, A                     Swe.           2,381,700        32,569,659

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                                COUNTRY         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (cont.)
                         Stora Kopparbergs Bergslags AB, B                     Swe.           2,348,100   $    31,796,910
                         Svenska Cellulosa AB, B                               Swe.           1,250,000        27,766,845
                         Unipapel SA                                            Sp.             167,900         3,279,640
                        *UPM-Kymmene Corp.                                     Fin.           5,308,845       110,538,252
                                                                                                          ---------------
                                                                                                              790,279,975
-------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 0.1%
                        *Nycomed ASA, B                                        Nor.             398,100         5,921,111
                         Pacific Chemical Co. Ltd.                             Kor.             255,000         6,286,458
                                                                                                          ---------------
                                                                                                               12,207,569
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 1.0%
                         Sandvik AB, A                                         Swe.             363,000         8,838,362
                         Sandvik AB, B                                         Swe.           2,395,000        58,633,238
                         SKF AB, B                                             Swe.           2,366,300        56,509,976
                         Yamato Kogyo Co. Ltd.                                 Jpn.              18,000           162,646
                                                                                                          ---------------
                                                                                                              124,144,222
-------------------------------------------------------------------------------------------------------------------------
                         Ace Ltd.                                              Bmu.           1,329,000        86,385,000
                         Baloise-Holding                                      Swtz.              30,208        59,428,261
                         HiH Winterthur International Holdings Ltd.            Aus.           6,248,600        14,997,572
                         London Insurance Group Inc.                           Can.             600,000         8,668,934
                         National Mutual Asia Ltd.                             H.K.           1,091,000         1,190,510
                        *Ste Centrale Du Groupe Des Asurances Nationales        Fr.             880,009        23,039,393
                                                                                                          ---------------
                                                                                                              193,709,670
-------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.4%
                         Grand Hotel Holdings Ltd.                             H.K.          19,686,000         8,834,130
                         Harbour Centre Development Ltd.                       H.K.           2,864,000         4,234,772
                         Kuoni Reisen Holding AG, B                           Swtz.              12,849        33,820,039
                                                                                                          ---------------
                                                                                                               46,888,941
-------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 0.1%
                         Hitachi Koki Co. Ltd.                                 Jpn.             588,000         3,875,155
                         Sasib SPA, di Risp                                    Itl.           1,549,428         3,041,058
                        *Van Der Horst Ltd.                                   Sing.             293,000         1,212,697
                                                                                                          ---------------
                                                                                                                8,128,910
-------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 2.1%
                         Coles Myer Ltd., A                                    Aus.           4,855,771        21,385,579
                         Dairy Farm International Holdings Ltd.                H.K.          53,568,491        41,515,581
                        +Hudsons Bay Co.                                       Can.           3,376,600        67,559,172
                         Kwik Save Group PLC                                   U.K.           6,050,119        30,202,803

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                               COUNTRY         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
MERCHANDISING (cont.)
                         Lojas Americanas SA, ADR                             Braz.             197,000   $     2,830,217
                        *Sa des Galeries Lafayette                              Fr.              18,097         6,673,169
                         Safeway PLC                                           U.K.           6,603,978        39,044,970
                         Somerfield PLC                                        U.K.           4,477,524        12,616,441
                         W.H. Smith Group                                      U.K.           6,407,300        47,639,664
                        *Yaohan Hongkong Corp. Ltd.                            H.K.          10,000,000           335,757
                                                                                                          ---------------
                                                                                                              269,803,353
-------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 4.0%
                         Alcan Aluminum Ltd.                                   Can.           2,209,410        79,199,012
                         Arbed SA                                              Bel.             237,473        25,923,510
                        *Asturiana del Zinc SA                                  Sp.           1,601,940        20,786,274
                         Boehler Uddeholm AG                                  Aust.               5,500           380,069
                         Boehler Uddeholm AG, 144A                            Aust.              97,000         6,703,036
                         Companhia Siderurgica Nacional ADR                   Braz.             877,975        32,327,323
                         Elkem AS                                              Nor.           1,524,000        24,480,471
                         Eramet SA                                              Fr.             144,432         7,225,404
                        *Grupo Mexico SA de CV, B                              Mex.           3,340,700        10,986,110
                         Maanshan Iron & Steel Co. Ltd., H                     Chn.         109,010,000        25,620,595
                         Outokumpu OY, A                                       Fin.           3,892,294        68,890,844
                         Pechiney SA, A                                         Fr.           1,736,105        73,437,699
                         Pohang Iron & Steel Co. Ltd.                          Kor.             511,760        33,715,300
                         RGC Ltd.                                              Aus.           1,780,248         7,079,950
                         South African Iron & Steel Industrial Corp. Ltd.     S.AF.          13,574,300        10,300,774
                         Trelleborg AB, B                                      Swe.           3,350,000        52,515,193
                        *Union Miniere NPV                                     Bel.             500,000        36,986,498
                                                                                                          ---------------
                                                                                                              516,558,062
-------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES: 0.2%
                         De Beers Consolidated Mines Ltd.                     S.AF.             929,800        32,269,590
-------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 3.6%
                         Alfa SA de CV, A                                      Mex.           3,586,500        20,347,659
                        *Alfa SA de CV, A 144A                                 Mex.           3,323,000        18,852,717
                         BTR PLC                                               U.K.          25,047,000        97,296,440
                         Cheung Kong Holdings Ltd.                             H.K.           9,500,000        90,783,476
                         Harrisons & Crosfield PLC                             U.K.          12,001,820        25,607,740
                         Jardine Matheson Holdings Ltd. (Singapore)            H.K.           9,842,696        59,548,311
                         Jardine Strategic Holdings Ltd. (Singapore)           H.K.          11,430,649        37,492,529
                         Marine Wendel                                          Fr.             329,293        34,403,746
                         Pacific Dunlop Ltd.                                   Aus.          25,464,075        61,315,369
                         Saha Union Public Co. Ltd., fgn.                     Thai.             689,000           601,994

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                               COUNTRY         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY (cont.)
                         Swire Pacific Ltd., A                                 H.K.             780,400   $     6,701,783
                         Swire Pacific Ltd., B                                 H.K.          13,397,700        18,252,997
                                                                                                          ---------------
                                                                                                              471,204,761
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 0.9%
                        +Bail Investissement                                    Fr.             164,380        24,418,873
                         Hang Lung Development Co. Ltd.                        H.K.          23,875,000        48,097,163
                        *Hang Lung Development Co. Ltd., wts.                  H.K.             856,700           153,778
                         Ryoden Development Ltd.                               H.K.          20,000,000         5,746,607
                         Union du Credit Bail Immobilier Unibail                Fr.             150,000        14,407,375
                         Wereldhave NV                                        Neth.             146,860         9,486,820
                        *Winsor Properties Holdings Ltd.                       H.K.           6,061,000        11,231,756
                                                                                                          ---------------
                                                                                                              113,542,372
-------------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER CONSUMER GOODS: 0.4%
                         Nintendo Co. Ltd.                                     Jpn.             605,900        42,693,774
                         Yue Yuen Industrial (Holdings) Ltd.                   H.K.          26,012,000        10,665,199
                                                                                                          ---------------
                                                                                                               53,358,973
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 7.7%
                         British Telecommunications PLC                        U.K.          26,500,000       183,653,110
                         Cpt-Telefonica del Peru SA, ADR B                     Per.             494,700        10,883,400
                         Cpt-Telefonica del Peru SA, B                         Per.          10,829,856        24,070,895
                         Nokia AB, A                                           Fin.           1,997,900       119,990,415
                        *Seat SPA                                              Itl.           1,315,500           475,090
                        *Seat SPA, di Risp                                     Itl.          15,686,500         3,614,790
                        *SPT Telecom AS                                        Csk.              25,800         3,349,153
                         STET (Sta Finanziaria Telefonica Torino) SPA, di
                         Risp                                                  Itl.          15,686,500        55,316,114
                         Telecom Argentina Stet France SA, ADR                 Arg.           1,332,400        64,121,750
                         Telecom Italia Spa, di Risp                           Itl.          40,125,100        80,769,688
                         Teledanmark AS, B                                     Den.           1,454,100        75,723,779
                         Telefonica de Argentina SA, B, ADR                    Arg.           1,800,000        56,925,000
                         Telefonica de Espana SA                                Sp.           7,031,700       161,879,452
                         Telmex-Telefonos de Mexico SA, L                      Mex.          13,623,481        26,436,427
                         Telmex-Telefonos de Mexico SA, L, ADR                 Mex.           3,122,200       121,375,525
                                                                                                          ---------------
                                                                                                              988,584,588
-------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.3%
                         Ceramico Corp. Ltd.                                   N.Z.           2,000,000         1,676,458
                         Daehan Synthetic Fiber Co. Ltd.                       Kor.              21,740         1,736,181
                         Fountain Set Holdings Ltd.                            H.K.           5,657,000         1,351,479
                         PT Indorama Synthetics, fgn.                         Indo.          21,600,000        18,919,708
                         Tae Kwang Industrial Co. Ltd.                         Kor.              15,760         5,709,352

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                               COUNTRY         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL (cont.)
                         Winsor Industrial Corp. Ltd.                          H.K.          12,122,000   $     2,958,609
                         Yizheng Chemical Fibre Co. Ltd., H                    Chn.          13,446,000         3,142,846
                                                                                                          ---------------
                                                                                                               35,494,633
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 2.2%
                         Anangel-American Shipholdings Ltd., ADR                Gr.              21,300           165,075
                         Cathay Pacific Airways Ltd.                           H.K.          40,060,000        62,337,513
                         Great Eastern Shipping Co. Ltd.                       Ind.           4,000,000         4,905,240
                         Great Eastern Shipping Co. Ltd., GDR                  Ind.             543,000         4,147,162
                         Great Eastern Shipping Co. Ltd., GDR 144A             Ind.             652,500         4,983,469
                         IMC Holdings Ltd.                                     H.K.          11,982,000         5,570,360
                        *Korean Air                                            Kor.              96,900         1,761,584
                         Kvaerner Industrier AS, A                             Nor.             600,000        29,538,626
                         Malaysian International Shipping Corp. Bhd., fgn.     Mal.           3,936,000        10,216,205
                         Orient Overseas International Ltd.                    H.K.          13,936,000         7,738,523
                         Qantas Airways Ltd., ADR, 144A                        Aus.             481,700         8,821,131
                         Shanghai Hai Xing Shipping Co., H                     Chn.          73,850,000         7,820,163
                         Shun Tak Holdings                                     H.K.          45,666,000        32,139,636
                         Singapore Airlines Ltd., fgn.                        Sing.           5,595,000        49,454,227
                         Stena Line AB, B free                                 Swe.           2,000,000         9,499,096
                        *Swissair Schweizerische Luftverkehr AG               Swtz.              38,507        32,835,831
                         Transport Development Group PLC                       U.K.           1,000,000         3,338,925
                         Transportacion Maritima Mexicana SA de CV, ADR, A     Mex.             831,300         4,052,588
                         Transportacion Maritima Mexicana SA de CV, L, ADR     Mex.             789,400         4,835,075
                                                                                                          ---------------
                                                                                                              284,160,429
-------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 5.3%
                         BG PLC                                                U.K.          43,774,000       121,560,777
                         British Energy Ltd.                                   U.K.           4,749,615        10,984,988
                         British Energy Ltd., 144A                             U.K.          11,050,385        25,557,514
                        *Centrica PLC                                          U.K.          43,774,000        46,877,543
                        *CEZ                                                   Csk.             210,352         8,704,769
                         Compania Sevillana de Electricidad                     Sp.           2,489,152        22,574,192
                         Electrabel SA                                         Bel.             220,000        50,749,785
                         Electricidad de Caracas                              Venz.           1,547,701         1,700,576
                         Guangdong Electric Power Development Co Ltd, B,
                         144A                                                  Chn.          10,341,200         9,348,038
                         Hong Kong Electric Holdings Ltd.                      H.K.           9,999,900        34,608,433
                         Iberdrola SA                                           Sp.          10,331,215       112,793,271
                         Korea Electric Power Corp.                            Kor.             678,540        19,476,611
                         Mosenergo                                            Russ.          14,445,000        20,121,885
                         Shandong Huaneng Power                                Chn.           3,000,000        31,125,000

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                               COUNTRY         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS (cont.)
                         Thames Water Group PLC                                U.K.           9,500,000   $   106,454,713
                         VEBA AG                                               Ger.           1,000,000        57,695,158
                                                                                                          ---------------
                                                                                                              680,333,253
-------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.1%
                         Inchcape Bhd., fgn.                                  Sing.           1,694,100         5,918,357
                         Sime Darby Hongkong Ltd.                              H.K.           5,030,000         5,813,565
                                                                                                          ---------------
                                                                                                               11,731,922
                                                                                                          ---------------
TOTAL COMMON STOCKS (cost $7,034,012,872)                                                                   8,492,781,317
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 2.3%
-------------------------------------------------------------------------------------------------------------------------
                         Ballast Nedam NV, ctf., conv., pfd.                  Neth.             205,798        10,604,902
                         Banco Bradesco SA, pfd.                              Braz.         520,500,000         4,357,928
                         Fiat Spa, pfd.                                        Itl.          32,855,000        54,656,363
                         Jardine Strategic Holdings Ltd., 7.50%, conv., pfd.   H.K.           9,900,000        10,939,500
                         Krones AG Herman Kronseder Maschinen Fabrik, pfd.     Ger.              30,000        10,459,842
                         Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR  Braz.           1,100,000       106,700,000
                         Telebras-Telecomunicacoes Brasileiras SA, pfd.       Braz.         572,200,000        55,856,258
                         Volkswagen AG, pfd.                                   Ger.             123,000        47,224,940
                                                                                                          ---------------
TOTAL PREFERRED STOCKS (cost $178,493,244)                                                                    300,799,733
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL IN
INDUSTRY                 ISSUE                                               COUNTRY    LOCAL CURRENCY**       VALUE
-------------------------------------------------------------------------------------------------------------------------
BONDS: 4.2%
-------------------------------------------------------------------------------------------------------------------------
                         Arbed SA, 2.50%, conv., 7/15/03                       Lux.           4,500,000   $     2,348,128
                         U.S. Treasury Notes:
                            6.375%, 6/30/97                                    U.S.          25,800,000        25,896,750
                            6.125%, 3/31/98                                    U.S.         200,000,000       200,687,400
                            6.375%, 7/15/99                                    U.S.         102,500,000       103,044,480
                            6.00%, 10/15/99                                    U.S.         103,000,000       102,710,261
                            6.375%, 1/15/00                                    U.S.         103,000,000       103,611,511
                                                                                                          ---------------
TOTAL BONDS (cost $551,520,359)                                                                               538,298,530
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 27.6% (cost $3,570,245,330)
-------------------------------------------------------------------------------------------------------------------------
                         U.S. Treasury Bills, 4.78% to 5.05%, with
                           maturities to 5/29/97                               U.S.       3,592,709,000     3,570,618,959
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.8% (cost $11,334,271,805)                                                            12,902,498,539
OTHER ASSETS, LESS LIABILITIES: 0.2%                                                                           24,527,739
                                                                                                          ---------------
TOTAL NET ASSETS: 100.0%                                                                                  $12,927,026,278
                                                                                                          ===============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.
 + SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $11,334,271,805)  $12,902,498,539
   Cash                                        3,824,755
   Receivables:
      Investment securities sold              15,010,412
      Capital shares sold                     77,119,956
      Dividends and interest                  20,893,818
                                         ---------------
         Total assets                     13,019,347,480
                                         ---------------
Liabilities:
   Payables:
      Investment securities purchased         66,079,651
      Capital shares redeemed                 12,805,247
   Accrued expenses and other                 13,436,304
                                         ---------------
         Total liabilities                    92,321,202
                                         ---------------
Net assets, at value                     $12,927,026,278
                                         ===============
Net assets consist of:
   Undistributed net investment income   $    17,906,825
   Net unrealized appreciation             1,568,226,734
   Accumulated net realized gain             376,742,979
   Net capital paid in on shares of
      capital stock                       10,964,149,740
                                         ---------------
Net assets, at value                     $12,927,026,278
                                         ===============
Class I:
   Net asset value per share
      ($12,045,408,134 / 1,134,793,481
      shares outstanding)                $         10.61
                                         ===============
   Maximum offering price ($10.61 /
      94.25%)                            $         11.26
                                         ===============
Class II:
   Net asset value per share
      ($871,954,731 / 82,915,236 shares
      outstanding)                       $         10.52
                                         ===============
   Maximum offering price ($10.52 /
      99.00%)                            $         10.63
                                         ===============
Advisor Class:
   Net asset value per share
      ($9,663,413 / 910,192 shares
      outstanding)                       $         10.62
                                         ===============

STATEMENT OF OPERATIONS
for the six months ended
February 28, 1997 (unaudited)

Investment income:
   (net of $7,248,617
      foreign taxes
      withheld)
   Dividends                 $72,289,127
   Interest                   90,984,946
                             -----------
      Total income                         $  163,274,073

Expenses:
   Management fees (Note 3)   34,416,057
   Administrative fees
      (Note 3)                 4,408,230
   Distribution fees
      (Note 3)
      Class I                 13,480,176
      Class II                 3,427,411
   Transfer agent fees
      (Note 3)                 4,005,000
   Custodian fees              2,503,000
   Reports to shareholders       919,500
   Audit fees                     32,000
   Legal fees                     18,000
   Registration and filing
     fees                        597,000
   Directors' fees and
      expenses                    53,300
   Other                          15,365
                             -----------
      Total expenses                           63,875,039
                                           --------------
         Net investment
            income                             99,399,034
Realized and unrealized gain
   (loss):
   Net realized gain (loss)
     on:
      Investments            387,125,944
      Foreign currency
         transactions         (2,038,375)
                            ------------
                             385,087,569
   Net unrealized
      appreciation on
      investments            725,454,717
                            ------------
      Net realized and
         unrealized gain                    1,110,542,286
                                           --------------
Net increase in net assets
   resulting from operations               $1,209,941,320
                                           ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                       ENDED
                                                                                 FEBRUARY 28, 1997     YEAR ENDED
                                                                                    (UNAUDITED)      AUGUST 31, 1996
                                                                                 -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                       $    99,399,034   $   259,023,848
      Net realized gain on investment and foreign currency transactions               385,087,569       261,925,623
      Net unrealized appreciation                                                     725,454,717       309,726,009
                                                                                  ---------------   ---------------
         Net increase in net assets resulting from operations                       1,209,941,320       830,675,480

   Distributions to shareholders:
      From net investment income
           Class I                                                                   (277,426,852)     (185,409,586)
           Class II                                                                   (13,861,585)       (2,866,694)
      From net realized gain
           Class I                                                                   (174,274,272)     (267,921,946)
           Class II                                                                   (10,429,068)       (4,593,277)

   Capital share transactions (Note 2)
           Class I                                                                  1,754,197,851     2,308,641,984
           Class II                                                                   299,594,767       446,460,741
           Advisor Class                                                                9,631,674                --
                                                                                  ---------------   ---------------
              Net increase in net assets                                            2,797,373,835     3,124,986,702

Net assets:
   Beginning of period                                                             10,129,652,443     7,004,665,741
                                                                                  ---------------   ---------------
   End of period                                                                  $12,927,026,278   $10,129,652,443
                                                                                  ===============   ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a series of Templeton Funds, Inc. (the Company) which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective January 2, 1997, the Fund offers three classes of shares: Class I, Class II and Advisor Class shares. Prior to this date, only Class I and Class II shares were offered. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At February 28, 1997, there were 3.2 billion shares of capital stock authorized ($1.00 par value) of which 2.0 billion shares have been classified as Fund shares as follows: 1.5 billion Class I shares, 300 million Class II shares and 200 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                                             CLASS I
                                                   -----------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED
                                                      FEBRUARY 28, 1997                  AUGUST 31, 1996
                                                 ---------------------------       ----------------------------
                                                   SHARES          AMOUNT            SHARES          AMOUNT
                                                 -----------   -------------      -----------    --------------
           Shares sold                           221,442,479   $2,280,778,118      351,052,593   $ 3,372,527,051
           Shares issued on reinvestment of
             distributions                        38,937,815      386,865,634       42,603,776       387,492,970
           Shares redeemed                       (88,981,024)    (913,445,901)    (151,516,955)   (1,451,378,037)
                                                 -----------   --------------      -----------   ---------------
           Net increase                          171,399,270   $1,754,197,851      242,139,414   $ 2,308,641,984
                                                 ===========   ==============      ===========   ===============

                                                                            CLASS II
                                                   -----------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED
                                                      FEBRUARY 28, 1997                  AUGUST 31, 1996
                                                 ---------------------------       ----------------------------
                                                   SHARES          AMOUNT            SHARES          AMOUNT
                                                 -----------   -------------      -----------    --------------
           Shares sold                            29,879,244   $  304,059,535       48,025,414   $   458,405,634
           Shares issued on reinvestment of
             distributions                         1,728,740       17,019,796          580,233         5,247,258
           Shares redeemed                        (2,116,192)     (21,484,564)      (1,794,465)      (17,192,151)
                                                 -----------   --------------     -------------  ---------------
           Net increase                           29,491,792   $  299,594,767       46,811,182   $   446,460,741
                                                 ===========   ==============     =============  ===============

                                                        ADVISOR CLASS
                                                 ---------------------------
                                                        FOR THE PERIOD
                                                   JANUARY 2, 1997 THROUGH
                                                      FEBRUARY 28, 1997
                                                 ---------------------------
                                                   SHARES          AMOUNT
                                                 -----------   -------------
           Shares sold                               914,407   $    9,676,518
           Shares redeemed                            (4,215)         (44,844)
                                                 -----------   --------------
           Net increase                              910,192   $    9,631,674
                                                 ===========   ==============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the average daily net assets of the Fund up to $200 million, reduced to 0.675% of such average daily net assets in excess of $200 million, and further reduced to 0.60% of such net assets in excess of $1.3 billion. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the six months ended February 28, 1997, FTD received net commissions of $654,262 from the sale of the Fund's shares and FTIS received fees of $4,005,000.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1997, unreimbursed expenses amount to $2,664,305. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $145,610 were paid to FTD for the six months ended February 28, 1997.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997 aggregated $2,298,821,824 and $2,075,572,764, respectively. The cost of securities for federal income tax purposes is $11,335,519,260. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                            $1,854,354,463
           Unrealized depreciation                                                              (287,375,184)
                                                                                              --------------
           Net unrealized appreciation                                                        $1,566,979,279
                                                                                              ==============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 1997 amounted to $91,978,045. For the six months ended February 28, 1997, dividend income from affiliated companies was $888,990.

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH                           GROWTH

Franklin Global Health Care Fund        Franklin Blue Chip Fund

Franklin Templeton Japan Fund           Franklin California Growth Fund

Templeton Developing Markets Trust      Franklin DynaTech Fund

Templeton Foreign Fund                  Franklin Equity Fund

Templeton Foreign Smaller               Franklin Gold Fund
Companies Fund
                                        Franklin Growth Fund
Templeton Global Infrastructure Fund
                                        Franklin MidCap Growth Fund
Templeton Global
Opportunities Trust                     Franklin Small Cap Growth Fund

Templeton Global Real Estate Fund       Mutual Discovery Fund

Templeton Global Smaller
Companies Fund
                                        GROWTH AND INCOME
Templeton Greater European Fund
                                        Franklin Asset Allocation Fund
Templeton Growth Fund
                                        Franklin Balance Sheet
Templeton Latin America Fund            Investment Fund

Templeton Pacific Growth Fund           Franklin Convertible Securities Fund

Templeton World Fund                    Franklin Equity Income Fund

                                        Franklin Income Fund
GLOBAL GROWTH AND INCOME
                                        Franklin MicroCap Value Fund
Franklin Global Utilities Fund
                                        Franklin Natural Resources Fund
Franklin Templeton German
Government Bond Fund                    Franklin Real Estate Securities Fund

Franklin Templeton                      Franklin Rising Dividends Fund
Global Currency Fund
                                        Franklin Strategic Income Fund
Mutual European Fund
                                        Franklin Utilities Fund
Templeton Global Bond Fund
                                        Franklin Value Fund
Templeton Growth and Income Fund
                                        Mutual Beacon Fund

                                        Mutual Qualified Fund

GLOBAL INCOME                           Mutual Shares Fund

Franklin Global Government              Templeton American Trust, Inc.
Income Fund
                                        FUND ALLOCATOR SERIES:
Franklin Templeton Hard
Currency Fund                           Franklin Templeton
                                        Conservative Target Fund
Franklin Templeton High
Income Currency Fund                    Franklin Templeton
                                        Moderate Target Fund
Templeton Americas
Government Securities Fund              Franklin Templeton
                                        Growth Target Fund




INCOME                                  FRANKLIN STATE-SPECIFIC
                                        FUNDS SEEKING
Franklin Adjustable Rate                TAX-FREE INCOME
Securities Fund
                                        Alabama
Franklin Adjustable U.S.
Government Securities Fund              Arizona*

Franklin's AGE High Income Fund         Arkansas**

Franklin Investment                     California*
Grade Income Fund
                                        Colorado
Franklin Short-Intermediate U.S.
Government Securities Fund              Connecticut

Franklin U.S. Government                Florida*
Securities Fund
                                        Georgia
Franklin Money Fund
                                        Hawaii**
Franklin Federal Money Fund
                                        Indiana

FOR NON-U.S. INVESTORS:                 Kentucky

Franklin Tax-Advantaged                 Louisiana
High Yield Securities Fund
                                        Maryland
Franklin Tax-Advantaged
International Bond Fund                 Massachusetts***

Franklin Tax-Advantaged U.S.            Michigan*
Government Securities Fund
                                        Minnesota***

FOR CORPORATIONS:                       Missouri

Franklin Corporate Qualified            New Jersey
Dividend Fund
                                        New York*

                                        North Carolina

FRANKLIN FUNDS SEEKING                  Ohio***
TAX-FREE INCOME
                                        Oregon
Federal Intermediate-Term
Tax-Free Income Fund                    Pennsylvania

Federal Tax-Free Income Fund            Tennessee**

High Yield Tax-Free Income Fund         Texas

Insured Tax-Free Income Fund            Virginia

Puerto Rico Tax-Free Income Fund        Washington**

Tax-Exempt Money Fund                   VARIABLE ANNUITIES+

                                        Franklin Valuemark*

                                        Franklin Templeton
                                        Valuemark Income Plus
                                        (an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANS LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

Templeton Foreign Fund

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Foreign Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone. 1

                                   [GRAPHIC]

TEMPLETON FOREIGN FUND

SEMI-ANNUAL REPORT
FEBRUARY 28, 1997

[FRANKLIN TEMPLETON LOGO]